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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ---------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 31, 2000


                       ---------------------------------


                         ALTERRA HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                             1-11999                      39-1771281
(State or other jurisdiction of       (Commission file number)           (I.R.S. Employer
 incorporation or organization)                                         Identification No.)
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                             10000 INNOVATION DRIVE
                           MILWAUKEE, WISCONSIN 53226
                    (Address of principal executive offices)


                                 (414) 918-5000
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         On June 1, 2000, the Registrant issued a press release announcing that it had completed a financing transaction pursuant to which it has issued approximately $173 million of convertible debentures and convertible preferred shares to certain investors (the "Press Release"). A copy of this Press Release and of the principal documents relating to this financing are filed as exhibits hereto. The text of the Press Release is incorporated herein by this reference.
Of the approximately $168 million of convertible debentures issued in this transaction, $42.5 million are Series A 9.75% Convertible Pay-In-Kind
Debentures, $90.4 million are Series B 9.75% Convertible Pay-In-Kind Debentures and $35.1 million are Series C 9.75% Convertible Pay-In-Kind Debentures.
Contemporaneous with the closing of this transaction: (i) William E. Colson, a senior executive and director at Holiday Retirement Corporation, an operator of independent living facilities, and a director of Emeritus Corporation
(AMEX:ESC), an operator of assisted living residences, was elected to the Board of Directors of the Registrant and (ii) Jerry L. Tubergen and Robert Haveman were elected as Chairman and Vice Chairman of the Board of Directors of the Registrant, respectively.


ITEM 7.  EXHIBITS

         99.1     Press release dated June 1, 2000

         99.2     Purchase Agreement dated as of April 26, 2000 between the
                  Registrant and RDVEPCO, L.L.C., a Michigan limited liability company, Group One Investors, L.L.C., a Michigan limited liability company, and Holiday Retirement 2000, LLC, a Washington limited liability company (schedules to this agreement have been omitted pursuant to Item 601(b)(2) of the Regulation S-K; the Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these schedules) (incorporated by reference to Exhibit 99.2 of the Registrant's Form 8-K dated April 26, 2000)

         99.3     First Amendment to Purchase Agreement dated as of May 31,
                  2000 between Registrant and RDVEPCO, L.L.C., Group One
                  Investors, L.L.C., Holiday Retirement 2000, LLC, the Elsa D.
                  Prince Living Trust and RDV Manor Care, L.L.C. (collectively, the "Purchasers"), excluding Exhibits A, B and C thereto (the forms of which are filed as Exhibits 99.4, 99.5 and 99.6 hereto) and excluding the schedules to this agreement, which have been omitted pursuant to Item 601(b)(2) of Regulation
                  S-K (the Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these schedules)

         99.4     Certificate of Designation, Rights and Preferences of the
                  Series A 9.75% Cumulative Convertible Pay-In-Kind Preferred
                  Stock and the Series B Non-Voting Participating Preferred
                  Stock of the Registrant filed with the Delaware Secretary of State as of May 31, 2000

         99.5 Indenture dated as of May 31, 2000 between the Registrant and U.S. Trust Company of Texas, N.A. relating to the
                  Registrant's Series A 9.75%


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                  Convertible Pay-In-Kind Debentures due 2007, Series B 9.75%
                  Convertible Pay-In-Kind Debentures due 2007, and Series C
                  9.75% Convertible Pay-In-Kind Debentures due 2007

         99.6 Amended and Restated Bylaws of the Registrant effective as of May 31, 2000

         99.7     Section 2.2(a) Purchase Agreement and Assignment dated as of
                  May 31, 2000 between the Registrant, the Purchasers and HBK
                  Master Fund L.P.

         99.8 Registration Rights Agreement dated as of May 31, 2000 between the Registrant, the Purchasers and HBK Master Fund
                  L.P.

         99.9 Amendment to Rights Agreement dated as of May 31, 2000 between the Registrant and American Stock Transfer & Trust
                  Company


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   June 8, 2000


                                  ALTERRA HEALTHCARE CORPORATION
                                  ------------------------------
                                           (Registrant)



                                  By:   /s/ Mark W. Ohlendorf
                                     ------------------------------------------
                                     Mark W. Ohlendorf, Senior Vice President,
                                     Chief Financial Officer and Treasurer




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                                 EXHIBIT INDEX


99.1     Press release dated June 1, 2000

99.2 Purchase Agreement dated as of April 26, 2000 between the Registrant and RDVEPCO, L.L.C., a Michigan limited liability company, Group One
         Investors, L.L.C., a Michigan limited liability company, and Holiday
         Retirement 2000, LLC, a Washington limited liability company
         (schedules to this agreement have been omitted pursuant to Item
         601(b)(2) of the Regulation S-K; the Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these schedules) (incorporated by reference to Exhibit 99.2 of the Registrant's Form 8-K dated April 26, 2000)

99.3     First Amendment to Purchase Agreement dated as of May 31, 2000 between
         Registrant and RDVEPCO, L.L.C., Group One Investors, L.L.C., Holiday
         Retirement 2000, LLC, the Elsa D. Prince Living Trust and RDV Manor
         Care, L.L.C. (collectively, the "Purchasers"), excluding Exhibits A, B and C thereto (the forms of which are filed as Exhibits 99.4, 99.5 and 99.6 hereto) and excluding the schedules to this agreement, which have been omitted pursuant to Item 601(b)(2) of Regulation S-K (the
         Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these schedules)

99.4     Certificate of Designation, Rights and Preferences of the Series A
         9.75% Cumulative Convertible Pay-In-Kind Preferred Stock and the
         Series B Non-Voting Participating Preferred Stock of the Registrant filed with the Delaware Secretary of State as of May 31, 2000

99.5     Indenture dated as of May 31, 2000 between the Registrant and U.S.
         Trust Company of Texas, N.A. relating to the Registrant's Series A
         9.75% Convertible Pay-In-Kind Debentures due 2007, Series B 9.75%
         Convertible Pay-In-Kind Debentures due 2007, and Series C 9.75%
         Convertible Pay-In-Kind Debentures due 2007

99.6     Amended and Restated Bylaws of the Registrant effective as of May
         31, 2000

99.7     Section 2.2(a) Purchase Agreement and Assignment dated as of May 31,
         2000 between the Registrant, the Purchasers and HBK Master Fund L.P.

99.8     Registration Rights Agreement dated as of May 31, 2000 between the
         Registrant, the Purchasers and HBK Master Fund L.P.

99.9     Amendment to Rights Agreement dated as of May 31, 2000 between the
         Registrant and American Stock Transfer & Trust Company